UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 29, 2017

LIBERTY INTERACTIVE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2017, Liberty Interactive Corporation, a Delaware corporation (“Liberty Interactive”), completed its previously announced acquisition of HSN, Inc., a Delaware corporation (“HSNi”), pursuant to the Agreement and Plan of Merger, dated as of July 5, 2017 (the “Merger Agreement”), by and among Liberty Interactive, Liberty Horizon, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Liberty Interactive (“Merger Sub”), and HSNi, pursuant to which Merger Sub merged with and into HSNi (the “Merger”), with HSNi continuing as the surviving corporation in the Merger.

At the effective time of the Merger (the “Effective Time”), in accordance with the terms of the Merger Agreement, Fiona Dias (“Ms. Dias”), a director of HSNi prior to the Effective Time, was appointed to the board of directors of Liberty Interactive (the “Liberty Interactive board”).  Following Ms. Dias’s appointment, the Liberty Interactive board has a total of twelve directors, divided among three classes, with Ms. Dias serving as a Class I director with a term expiring at the annual meeting of stockholders in 2020.  The Liberty Interactive board has determined that Ms. Dias qualifies as an independent director for purposes of the rules of The Nasdaq Stock Market as well as applicable rules and regulations adopted by the Securities and Exchange Commission (the “SEC”).  In addition, pursuant to the terms of the Merger Agreement, all outstanding HSNi equity awards, including those held by Ms. Dias, were assumed by Liberty Interactive and generally converted into corresponding equity awards with respect to shares of Liberty Interactive’s Series A QVC Group common stock, par value $0.01 per share, upon completion of the Merger.

Item 7.01. Regulation FD Disclosure.

On December 29, 2017, Liberty Interactive issued a press release announcing the completion of the Merger and its acquisition of HSNi.

This Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Name
99.1	Press Release, dated December 29, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2017

LIBERTY INTERACTIVE CORPORATION

By:	/s/ Craig Troyer
	Name:	Craig Troyer
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary